Supplement dated October 11, 2024
to the following statutory prospectus(es):
Nationwide Advisory VUL prospectus dated May 1, 2024
This supplement updates certain information contained in your statutory prospectus. Please read and retain this supplement for future reference.
1.
Effective on or about December 4, 2024, the following underlying mutual fund is no longer available to receive transfers or new purchase payments.
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Morgan Stanley Variable Insurance Fund, Inc. – Global Infrastructure Portfolio: Class II
2.
The Board of Directors of Morgan Stanley Variable Insurance Fund, Inc. approved to liquidate the Morgan Stanley Variable Insurance Fund, Inc. - Global Infrastructure Portfolio: Class II (the "Liquidating Fund"). The liquidation is expected to occur on or about December 6, 2024 (the "Liquidation Date").
In anticipation of the Liquidation, the following changes apply to the policy:
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From the date of this supplement until the Liquidation Date, investors with allocations in the Liquidating Fund may transfer allocations to any other available investment option. During this period, any transfers from the Liquidating Fund will not be treated as a transfer for purposes of transfer limitations that would otherwise be applicable.
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On the Liquidation Date, any remaining assets of the Liquidating Fund will be transferred to Nationwide Variable Insurance Trust - NVIT Government Money Market Fund: Class Y.
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After the Liquidation Date, any and all references to the Liquidating Fund are deleted.
PROS-0918